                                 Exhibit 99.01
                                 -------------

For more information, contact:
Robert D. Selvi, Chief Financial Officer
Cooper & Chyan Technology, Inc.
(408) 342-5581


       COOPER & CHYAN TECHNOLOGY, INC. REPORTS RECORD FOURTH QUARTER AND
                            ANNUAL OPERATING RESULTS

        .  FOURTH QUARTER REVENUES $11.9 MILLION; UP 61%

        .  FOURTH QUARTER NET INCOME $.13 PER SHARE

        .  1996 REVENUES $37.6 MILLION; UP 60%

        .  1996 NET INCOME $.36 PER SHARE

CUPERTINO, CA -- January 21, 1997 -- Cooper and Chyan Technology, Inc. (NASDAQ:
CCTI) ("CCT"), today reported financial results for the fourth quarter and year ended December 31, 1996.

Fourth quarter 1996 revenue increased 61% to $11.9 million as compared with $7.4 million in the same period last year. Net income increased significantly to $2.0 million or $.13 per share on 10% more common shares outstanding, as compared with $495,000, or $.04 per share in the fourth quarter of 1995.

"We are pleased with our performance for both the fourth quarter and 1996, with growth from both CCT product lines and improved performance from UniCAD," said Jack Harding, President and Chief Executive Officer. "While the PCB business remains fundamentally sound, the growth in the quarter was principally attributed to the outstanding performance of our IC Craftsman(R) products which have continued to exceed our expectations."

For the year ended December 31, 1996, total revenues increased 60% to $37.6 million as compared with $23.4 million in 1995. Net income increased to $5.3 million, or $.36 per share on 18% more common shares outstanding, as compared with $1.3 million, or $.11 per share in 1995.

Cooper & Chyan Technology, Inc. develops, markets and supports place and route software which enables the development of high performance integrated circuits and printed circuit boards. The Company, which commenced trading on the NASDAQ National Market on October 31, 1995, is headquartered in Cupertino, California and has operations in North America, Europe and Japan.

                        COOPER & CHYAN TECHNOLOGY, INC.
                       CONSOLIDATED STATEMENTS OF INCOME

                                              QUARTER ENDED                    YEAR ENDED
                                    -----------------------------   ---------------------------
                                     DECEMBER 31     DECEMBER 31    DECEMBER 31    DECEMBER 31
                                    --------------   ------------   ------------   ------------
                                         1996            1995           1996           1995
                                    --------------   ------------   ------------   ------------
                                     (UNAUDITED)     (UNAUDITED)
                                    --------------   ------------
Revenue
       License                        $ 9,095,601    $ 4,925,274     $27,233,811    $15,660,859
       Service                          2,829,096      2,496,873      10,371,103      7,780,879
                                      -----------    -----------     -----------    -----------
Total revenue                          11,924,697      7,422,147      37,604,914     23,441,738
                                      -----------    -----------     -----------    -----------

Costs and expenses
       Cost of license revenue            788,559        271,941       2,015,443      1,157,101
       Cost of service revenue            278,440        380,945         940,496        845,946
       Research and development         2,206,496      1,630,201       7,763,695      5,892,932
       Sales and marketing              4,177,134      3,212,988      14,243,608     10,200,510
       General and administrative       1,656,131      1,358,471       5,662,234      3,525,581
                                      -----------    -----------     -----------    -----------
Total costs and expenses                9,106,760      6,854,546      30,625,476     21,622,070
                                      -----------    -----------     -----------    -----------

Income from operations                  2,817,937        567,601       6,979,438      1,819,668

Other income, net                         219,785        130,077       1,007,923        175,006
                                      -----------    -----------     -----------    -----------
Income before provision for             3,037,722        697,678       7,987,361      1,994,674
income taxes

Provision for income taxes              1,029,105        202,394       2,715,702        665,787
                                      -----------    -----------     -----------    -----------
Net income                            $ 2,008,617    $   495,284     $ 5,271,659    $ 1,328,887
                                      ===========    ===========     ===========    ===========

Net income per share                  $      0.13    $      0.04     $      0.36    $      0.11
                                      ===========    ===========     ===========    ===========

Shares used in computing per
share amounts                          14,756,182     13,425,351      14,503,199     12,271,502
                                      ===========    ===========     ===========    ===========

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

                        COOPER & CHYAN TECHNOLOGY, INC.
                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31     DECEMBER 31
                                                             -------------   -------------
                                                                 1996            1995
                                                             -------------   -------------
ASSETS
       Current Assets
                 Cash and cash equivalents                    $ 4,605,682     $ 3,586,998
                 Short term investments                        28,240,549      23,402,236
                 Accounts receivable, net                      11,614,112       5,599,419
                 Deferred income taxes                            653,432         373,525
                 Prepaid expenses and other current assets      2,509,536       1,133,917
                                                              -----------     -----------
       Total current assets                                    47,623,311      34,096,095

       Property, equipment net                                  3,230,149       3,008,270
       Other assets                                             1,318,387         385,174
                                                              -----------     -----------
                                                              $52,171,847     $37,489,539
                                                              ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
       Current liabilities:
                 Trade accounts payable                           401,377         882,074
                 Accrued salary and employee benefits           2,140,677       1,178,947
                 Other accrued liabilities                      3,579,432       2,180,027
                 Income taxes payable                                   -         242,566
                 Deferred revenue                               5,431,926       3,033,293
                                                              -----------     -----------
       Total current liabilities                               11,553,412       7,516,907

       Deferred income taxes                                       68,062         238,851
       Other long term liabilities                                 59,790         319,459

       Stockholders' equity

                 Common stock                                     131,106         123,228
                 Additional paid-in capital                    31,423,832      25,732,747
                 Notes receivable from stockholders                     -         (39,010)
                 Deferred compensation                           (309,420)       (404,626)
                 Retained earnings                              9,245,065       4,001,983
                                                              -----------     -----------
       Total stockholders' equity                              40,490,583      29,414,322
                                                              -----------     -----------
                                                              $52,171,847     $37,489,539
                                                              ===========     ===========

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